Exhibit 99.2

DaVita HealthCare Partners

May 21, 2012

Certain statements in today’s presentation contain forward-looking statements within the meaning of the federal securities laws. All statements that do not concern historical facts are forward-looking statements and include, among other things, statements about our and/or strategies expectations, beliefs, intentions for the future. These forward-looking statements include statements regarding our future operations, financial condition and prospects, expectations for treatment growth rates, revenue per treatment, expense growth, levels of the provision for uncollectible accounts receivable, operating income, cash flow, operating cash flow, estimated tax rates, capital expenditures, the development of new centers and center acquisitions, government and commercial payment rates, revenue estimating risk, the impact of our related level of indebtedness on our financial performance, including earnings per share, HealthCare Partners current and future operations, and EBITDA and operating income projections for HealthCare Partners.

These statements involve substantial known and unknown risks and uncertainties that could cause our actual results to differ materially from those described in the forward-looking statements, including, but not limited to, risks resulting from uncertainties associated with governmental regulations, general economic and other market conditions, competition, accounting estimates, the variability of our cash flows, the concentration of profits generated from commercial payor plans, continued downward pressure on average realized payment rates from commercial payors, which may result in the loss of revenue or patients, a reduction in the number of patients under higher-paying commercial plans, a reduction in government payment rates under the Medicare ESRD program or other government-based programs, the impact of health care reform legislation that was enacted in the United States in

March 2010, changes in pharmaceutical or anemia management practice patterns, payment policies, or pharmaceutical pricing, our ability to maintain contracts with physician medical directors, legal compliance risks, including our continued compliance with complex government regulations, current or potential investigations by various governmental entities and related government or private-party proceedings, continued increased competition from large and medium-sized dialysis providers that compete directly with us, our ability to complete any acquisitions, mergers or dispositions that we might be considering or announce, or integrate and successfully operate any business we may acquire, expansion of our operations and services to markets outside the United States, or to businesses outside of dialysis and the other risk factors discussed in the Company’s most recent quarterly filings on Form 10-Q and our Annual Report on Form 10-K.

We base our forward-looking statements on information currently available to us, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors, new information, future events or otherwise. All references to “DaVita” and “DaVita Inc.” as used throughout this presentation refer to DaVita Inc. and its subsidiaries. All references to “HealthCare Partners” and “HCP” as used throughout this presentation refer to HealthCare Partners Holdings, LLC and its related entities.

©2012 DaVita Inc. All rights reserved. 1

For a reconciliation of non-GAAP financial information included in this presentation to the most comparable measure calculated in accordance with GAAP, see the attached reconciliation schedule.

About HealthCare

Partners

Integrated Care

Model

Deal Summary Outlook

©2012 DaVita Inc. All rights reserved. 2

Strategy Rationale

Combination of two unambiguous clinical leaders

Dialysis business solid

Strategically well-positioned

Team stronger than ever

Unique opportunity in exciting new platform

Market leader

Where the puck is headed

©2012 DaVita Inc. All rights reserved. 3

Additional growth avenue

Deal Rationale

Recurring revenue stream

Consistent cash flow

20 year track record

Strong position in 3 markets

Substantial dramatic long-term shareholder upside

Distinctively attractive risk-reward profile

©2012 DaVita Inc. All rights reserved. 4

Deal Terms(1)

Purchase Price $4.42 billion

Components

$3.66 billion cash

9.38 million DaVita shares

Earn out opportunity in 2012 and 2013

8.4x 2011 EBITDA

Deal Multiple

7.2x net of tax

Capital

Structure

$3.8 billion new debt

3.7x pro forma

©2012 DaVita Inc. All rights reserved. 5

(1)Stock price as of Friday, May 18, 2012

Why Now?

First of all . . . . . . but importantly

Not an optimal time

to buy

Unique opportunity

Hot for a legitimate,

Segment is hot

Peak margin phase

rate long-term reason

One of the best-

MA pressure

positioned entities in

the space

©2012 DaVita Inc. All rights reserved. 6

Fundamental Forces of Change

Physicians moving to larger entities

Government and private payors creating increased

incentives for quality & cost and are desperate for

savings

Healthcare consumers becoming more “consumer-like”

©2012 DaVita Inc. All rights reserved. 7

Revenue and Managed Dollars

$ in Billions

$3 3

$4 Total care dollars

under management

$

2.4

$2.8

3.3

$3 Managed dollars

$2.2

$2

$1.6 $1.8

$2.1

$2.4

$1

Reported

$0

2008 2009 2010 2011

©2012 DaVita Inc. All rights reserved.

8

Adjusted EBITDA(1)

$ in Millions

$527 $525-560

$600

A Great Run

$414

525 $450

$300 $278 $293

$150

$0

2008 2009 2010 2011 2012P

©2012 DaVita Inc. All rights reserved.

9

(1)EBITDA excluding stock-based compensation expense; see Non-GAAP reconciliation

Operating Cash Flow

$ in Millions

$600

$509

$450

$233

$286

$343

$300

$150

$0

2008 2009 2010 2011

©2012 DaVita Inc. All rights reserved. 10

Economics of Growth

Favorable working capital

Receives payments before incurring expenses

Low fixed assets (last 4 years’ average)

$20M maintenance capex

©2012 DaVita Inc. All rights reserved. 11

2013 EPS Impact

Dependent on:

Earnings trajectory

Interest rates

Annual amortization expense

Neutral to modestly accretive on a GAAP basis

Includes $0.70—$0.90 of amortization expense

©2012 DaVita Inc. All rights reserved. 12

About HealthCare

Partners

Integrated Care

Model

Deal Summary Outlook

About HealthCare

Partners

Integrated Care

Model

Deal Summary Outlook

©2012 DaVita Inc. All rights reserved. 13

What is HealthCare Partners?

Patient-focused, physician-centric leader of integrated

care

Focused on quality outcomes

Receives a capitated payment and is clinically and

financially accountable for all healthcare care needs for

an enrolled population of patients

Successfully manages risk through innovative care

programs

©2012 DaVita Inc. All rights reserved. 14

Physician-led care teams helping and

empowering patients!

©2012 DaVita Inc. All rights reserved. 15

Business Model

Commercial Medicare Medicaid

Multi-year capitated contracts

and shared savings pool contracts

Superior quality Eliminate waste Preferred rates

Patients: Great access and

loyalty and

Physicians: Great working

environment great

©2012 DaVita Inc. All rights reserved. 16

service yield attraction

yields recruiting and retention

HealthCare Partners at a Glance

Operates in 3 states: California, Florida, Nevada

Senior patients: 180,000

Commercial patients: 461,000

Medicaid patients: 26,000

Group primary care physicians: 395

Affiliated primary care physicians: 1,190

Group specialists: 320

Affiliated specialists: 6,180

Affiliated hospitals: 111

©2012 DaVita Inc. All rights reserved. 17

HCP’s Strength

CALIFORNIA FLORIDA NEVADA

Share of key

payors’ MA lives 30-40% 50%+ ~100%

Physicians Leading physician group

Payor relations Strong and long-term relationships

©2012 DaVita Inc. All rights reserved.

Hospitals Strong and long-term relationships

18

6	Largest Payors

h f

Payor State

Length of

Relationship

(Years)(1)

A CA 20

B CA 20

C CA 20

D FL 19

E CA 15

F NV 5

©2012 DaVita Inc. All rights reserved. 19

(1)Excludes years with predecessor organizations

Management Overview

Name Role Age Years w/

HCP(1) Staying

Sherif Abdou, MD NV Market President 51 15

Sherri Allen NV Chief Operating Officer 53 3

Amir Bacchus, MD NV Medical Director 48 15

Zan Calhoun Chief Operating Officer 65 7

William Chin, MD Executive Medical Director 71 32

Lorie Glisson FL Market President 48 161

Robert Margolis, MD Chairman of the Board,

CEO, Managing Partner 66 37

Matthew Mazdyasni EVP, CAO, CFO 55 30

Lance Lieberman, MD FL Market Medical Director 57 9

©2012 DaVita Inc. All rights reserved. 20

Tom Paulsen, MD CA Market Medical Director 56 261

(1)Includes years with predecessor organizations

Management Team

Committed to success of DaVita HealthCare Partners

Employment contracts for top management

Up to 33% equity consideration with lock-ups for up to 4 years

Bob Margolis, MD

Remains CEO of HealthCare Partners

Joins DaVita HealthCare Partners BOD as Co-Chairman

©2012 DaVita Inc. All rights reserved. 21

About HealthCare

Partners

Integrated Care

Model

Deal Summary Outlook

©2012 DaVita Inc. All rights reserved. 22

Integrated Care

Data

Analytics

Integrated

Processes

Patientcentric

&

physicianl

d

S i

led

Supporting

Alignment Infrastructure

©2012 DaVita Inc. All rights reserved. 23

Alignment

Traditional fee for service HealthCare Partners

Volume not outcomes Focus on care needs of

patients

Accountability for cost

and quality of care

©2012 DaVita Inc. All rights reserved. 24

Example: COPD Program

% 30% more frequent physician visits

Change

Drug cost est. 3%

Care team

Immediate intervention

Total admits 30%

Total bed days 39%

Total ED visits 23%

Cost of care

34%

(all paid-pmpm)

©2012 DaVita Inc. All rights reserved.

Patient: improved care, higher satisfaction

Payor: significant cost savings

25

Clinical Utilization – CA Example

Inpatient Acute Bed Days/1000/year (2010)

1,706

2,000

1,200

1,600

864

800

0

400

HCP

Seniors

Medicare

FFS

©2012 DaVita Inc. All rights reserved. 26

Investing in care in the most appropriate setting

reduces spend in the most expensive setting

Clinical Utilization – CA Example

30 day all cause re-admit rate

21%

20%

25%

15% 14%

10%

0%

5%

HCP

Seniors

Medicare

FFS

©2012 DaVita Inc. All rights reserved. 27

HCP in-patient re-admit days 20% better

Works for All Stakeholders

CA primary care physician rating near

Patients

90th percentile

Physicians

95% of group physicians would

recommend HCP to a colleague

Payors &

Taxpayers

Savings and improved health

outcomes

©2012 DaVita Inc. All rights reserved. 28

About HealthCare

Partners

Integrated Care

Model

Deal Summary Outlook

©2012 DaVita Inc. All rights reserved. 29

Business Model

Enrollment x Rate—Cost

©2012 DaVita Inc. All rights reserved. 30

Upside

Future

Emerging Exchanges

New geographies

ACOs

D l

Commercial

Current Duals

Medicare

Advantage

©2012 DaVita Inc. All rights reserved. 31

Downside Scenario for HCP

MA rate & commercial

enrollment pressure

+ Increasing expenses

= Declining EBITDA

©2012 DaVita Inc. All rights reserved. 32

Downside Scenario for HCP

MA rate & commercial

enrollment pressure

+ Increasing expenses

= Declining EBITDA

+ Utilize HCP’s $80M/year of

FCF for acquisitions

= Flat EBITDA

©2012 DaVita Inc. All rights reserved. 33

Downside Scenario for HCP

We can

Pay interest

$150—$200M FCF/yr

MA rate & commercial

enrollment pressure

De-lever

After-tax cash-on-cash

+ Increasing expenses

return of 8%

= Declining EBITDA Still

+ Utilize HCP’s $80M/year of

FCF for acquisitions

= Flat EBITDA

©2012 DaVita Inc. All rights reserved. 34

Downside Scenario for HCP

We can

Pay interest

$150—$200M FCF/yr

MA rate & commercial

enrollment pressure

De-lever

After-tax cash-on-cash

+ Increasing expenses

return of 8%

AND

= Declining EBITDA Still

+ Utilize HCP’s $80M/year of EPS remains neutral to

FCF for acquisitions

slightly dilutive on a GAAP

basis

10% acc eti e e cl ding

= Flat EBITDA

©2012 DaVita Inc. All rights reserved. 35

accretive excluding

amortization

Strategy Rationale

Combination of two unambiguous clinical leaders

Dialysis business solid

Strategically well-positioned

Team stronger than ever

Unique opportunity in exciting new platform

Market leader

Where the puck is headed

©2012 DaVita Inc. All rights reserved. 36

Additional growth avenue

Deal Rationale

Recurring revenue stream

Consistent cash flow

20 year track record

Strong position in 3 markets

Substantial dramatic long-term shareholder upside

Distinctively attractive risk-reward profile

©2012 DaVita Inc. All rights reserved. 37

Reconciliations for Non-GAAP measures

Reconciliation for Non-GAAP measures
(unaudited)

Reconciliation of HealthCare Partners' Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization and excluding stock-based compensation expense)

We believe that adjusted EBITDA enhances a user's understanding of HealthCare Partners' income from operations for these periods by presenting consistent operating income items that we believe provide another means of understanding HealthCare Partners' operating performance excluding stock-based compensation expense. Adjusted EBITDA also serves as a measure of liquidity of HealthCare Partners in that it provides information about the ability of HealthCare Partners to generate cash from operations. This measure is not a measure of financial performance under GAAP and should not be considered as an alternative to operating income, net income or operating cash flow.

	2011	2010	2009	2008
		(in millions)		
Net income	$ 409	$ 330	$ 220	$ 203
Income taxes	71	49	40	30
Debt expense, net	9	(1)	—	8
Depreciation and amortization	31	29	26	24
Impairments				5
Stock-based compensation expense	7	7	7	8
Adjusted EBITDA	527	414	293	278
Less depreciation and amortization	(31)	(29)	(26)	(24)
Less stock-based compensation expense	(7)	(7)	(7)	(8)
Less total other income, net	(1)	—	(1)	—
Operating income	$ 488	$ 378	$ 259	$ 246

©2012 DaVita Inc. All rights reserved.

38

Additional Information and Where to Find It:

In connection with the merger, DaVita intends to file with the SEC a

Registration Statement on Form S-4 to register the DaVita common stock issuable in the merger. Investors and security holders are urged to read the S-4 and any other relevant documents to be filed with the

SEC because they will contain important information about DaVita and

HealthCare Partners and the proposed merger. Investors and security holders may obtain a free copy of the S-4 and other documents when filed by DaVita with the SEC at www.sec.gov or www.davita.com.

©2012 DaVita Inc. All rights reserved. 39